Rule 497(e)

Registration No. 002-10806

1940 Act File No. 811-00216

SUPPLEMENT DATED SEPTEMBER 13, 2019

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2019

OF

Nicholas High Income Fund, Inc.

THIS SUPPLEMENT UPDATES THE STATEMENT OF ADDITIONAL INFORMATION.

PLEASE READ AND KEEP IT TOGETHER WITH YOUR COPY OF THE STATEMENT OF ADDITIONAL INFOMARTION FOR FUTURE REFERENCE.

The purpose of this supplement is to notify the shareholders of Nicholas High Income Fund, Inc. (the “Fund”) effective August 1, 2019, Mr. Timothy P. Reiland submitted his bona fide resignation as a Director of the Fund. Accordingly, all references to Mr. Reiland in the Statement of Additional Information are deleted and should be disregarded in their entirety.